SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):     April 1, 1998
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
                          (Name of Registrant)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02861
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
                     (Registrant's Telephone Number)






Item 2.    Acquisition of Assets

           Pursuant to an Asset Purchase Agreement dated as of February 8, 1998, as amended as of March 31, 1998 (the "Asset Purchase Agreement"), among Hasbro, Inc., a Rhode Island corporation ("Hasbro"), HIAC X Corp., a Delaware corporation wholly owned by Hasbro and now named Tiger Electronics, Ltd. (the "Principal Buyer"), Tiger Electronics, Inc., an Illinois corporation, certain affiliates thereof (collectively, the "Sellers") and Owen Randall Rissman and the Rissman Family 1997 Trust, the Principal Buyer and certain of its affiliates acquired, on April 1, 1998, substantially all of the business and operating assets of the Sellers for $335 million, subject to post-closing adjustment, plus the closing date value of inventory, tooling, equipment and prepaid assets acquired from the Sellers pursuant to the Asset Purchase Agreement. The terms of the acquisition were determined as a result of arms length negotiations between the parties. Hasbro provided the funds for the acquisition through a combination of cash on hand and the issuance of commercial paper. The Principal Buyer also issued short-term notes to the Sellers in partial payment of the purchase price.The assets acquired from the Sellers were used in the business of developing and distributing electronic entertainment, including handheld games, toys and learning aids and Hasbro intends to continue using the assets for such purpose.

Item 7.    Financial Statements and Exhibits

           (a)  Financial Statements of Businesses Acquired.  Not required.

           (b)  Pro Forma Financial Information.  Not required.

           (c)  Exhibits.  The following exhibits are filed herewith:

                2(a) Asset Purchase Agreement dated as of February 8, 1998, together with Amendment thereto dated as of March 31, 1998, by and among Hasbro, Inc., HIAC X Corp., a Delaware corporation wholly owned by Hasbro, Inc. and now named Tiger Electronics, Ltd., Tiger Electronics, Inc. and certain affiliates thereof and Owen Randall Rissman and the Rissman Family 1997 Trust. (1)



(1) The schedules to the Asset Purchase Agreement, as amended, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hasbro agrees to supplementally furnish to the Commission a copy of any such schedule upon request.







SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: April 16, 1998                    By: /s/ John T. O'Neill
                                              -------------------
                                              John T. O'Neill

                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)






                                  HASBRO, INC.
                           Current Report on Form 8-K
                              Dated April 1, 1998


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

 2(a) Asset Purchase Agreement dated as of February 8, 1998, together with Amendment thereto dated as of March 31, 1998, by and among Hasbro, Inc., HIAC X Corp., a Delaware corporation wholly owned by Hasbro, Inc. and now named Tiger Electronics, Ltd., Tiger Electronics, Inc. and certain affiliates thereof and Owen Randall Rissman and the Rissman Family 1997 Trust.